Exhibit 10 (k) (x)

CONFORMED EXECUTION VERSION

FIRST AMENDMENT dated as of January 31, 2012 (this “Amendment”) to the FIVE-YEAR REVOLVING CREDIT FACILITY AGREEMENT dated as of July 16, 2010 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the “Company”); the BORROWING SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”); JPMORGAN CHASE BANK, N.A., Toronto Branch, as Canadian Agent for the Lenders; and J.P. MORGAN EUROPE LIMITED, as London Agent for the Lenders.

The Company has requested that the Lenders agree to amend the Credit Agreement in the manner provided herein, and the Lenders whose signatures appear below, constituting the Required Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), are willing to so amend the Credit Agreement.

Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Consolidated EBITDA. The definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement is hereby amended by the insertion therein of a new clause (g) as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) Consolidated Interest Expense for such period, (b) income tax expense for such period, (c) depreciation and amortization for such period, (d) all non-cash charges (including any non-cash expenses relating to stock option exercises or other non-cash, stock-based compensation such as restricted stock units) during such period (provided that any cash payment made with respect to any such non-cash charge shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made), (e) all charges related to the early retirement of Indebtedness during such period, (f) cash restructuring charges not in excess of US$25,000,000 in any period of four fiscal quarters or US$75,000,000 in the aggregate during the term of this Agreement and (g) in any fiscal quarter ending

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on or before December 31, 2014, the amount of any pension settlement or curtailment expense (including, without limitation, (x) any such expenses, incurred in prior periods, the recognition of which has been deferred in accordance with GAAP, and (y) any such expenses in the form of premium payment or other obligation or amount paid or payable to third parties as consideration for the assumption or defeasance of such obligations) required or permitted to be recognized as the result of the permanent settlement or defeasance of any pension obligation of the Company or any Subsidiary, provided that the aggregate amount to be added back with respect to all such periods pursuant to this clause (g) after January 1, 2012, shall not exceed $140,000,000, and minus, without duplication, (x) all non-cash gains and income for such period, and (y) any gains related to the early retirement of Indebtedness for such period, all determined on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP. Notwithstanding the foregoing, (i) Consolidated EBITDA for the fiscal quarters of the Company ended December 31, 2009, and March 31, 2010, will be deemed for all purposes of this Agreement to be US$45,836,000 and US$33,501,000, respectively, and (ii) Consolidated EBITDA for the fiscal quarter of the Company ended June 30, 2010, will be deemed for all purposes of this Agreement to equal “Consolidated EBITDA” for such fiscal quarter as defined in the Existing Credit Agreement and determined in a manner consistent with that used in arriving at the amounts set forth in clause (i) of this sentence.

(b) Certain Conforming Amendments. The following Sections of the Credit are hereby amended as set forth below:

(i) Section 2.11(a) is amended by the insertion of the words “and LC Exposure” immediately after the words “US Tranche Revolving Loans” in clause (ii) thereof, and Section 2.11(b) is amended by the deletion of the words “Global Tranche” immediately before the word “Lender” in clause (i) thereof and in the proviso thereto.

(ii) Section 6.03(i) is amended by deleting the phrase “clauses (a) through (g) above” and replacing it with the phrase “clauses (a) through (h) above”, and Section 6.07(k) is likewise amended by deleting the phrase “clauses (a) through (i) above” and replacing it with the phrase “clauses (a) through (j) above”.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date:

(a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action; this Amendment has been duly executed and delivered by the Company; and each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a

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legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

(b) The representations and warranties set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the Amendment Effective Date, before and after giving effect to this Amendment.

(c) No default has occurred and is continuing, or shall have occurred and be continuing immediately after giving effect to this Amendment.

SECTION 3. Fees.  The Company agrees, subject to the effectiveness of this Amendment, to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on February 6, 2012, a non-refundable amendment fee equal to .02% of the aggregate Commitments of such Lender, whether used or unused, on the date hereof (an “Amendment Fee”). The Amendment Fees shall be earned and payable on the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders and the Amendment Fees shall have been paid.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document, and the representations, warranties and agreements contained herein shall, for all purposes of the Credit Agreement, be deemed to be set forth in the Credit Agreement. On and after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other

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electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALBANY INTERNATIONAL CORP.,

by
/s/ John Cozzolino
Name: John Cozzolino
Title: CFO

JPMORGAN CHASE BANK, N.A., as a Lender,

by
/s/ Scott McNamara
Name: Scott McNamara
Title: Vice President
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: BANK OF AMERICA, N.A.,

By
/s/ Karen D. Finnerty
Name: Karen D. Finnerty
Title: Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: WELLS FARGO BANK, NATIONAL ASSOCIATION,

By
/s/ John J. Mulvey
Name: John J. Mulvey
Title: Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: M&T Bank,

by
/s/ Sarah A. Halliday
Name: Sarah A. Halliday
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

NORDEA BANK FINLAND PLC, ACTING THROUGH ITS NEW YORK AND CAYMAN ISLANDS BRANCHES,

by
/s/ Leena Parker
Name: Leena Parker
Title: First Vice President

For any Lender requiring a second signature line:

by
/s/ Henrik Steffensen
Name: Henrik Steffensen
Title: Executive Vice President
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: first niagAra bank, n.a.,

By
/s/ Paul D. Ryan
Name: Paul D. Ryan
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: bank of tokyo- mitsubishi ufj trust company,

by
/s/ Akiko Farnsworth
Name: Akiko Farnsworth
Title: Associate

For any Lender requiring a second signature line:

by

Name:
Title:
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: hsbc bank usa, na,

by
/s/ Bruce Yoder
Name: Bruce Yoder
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:
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Lender signature page to the

First Amendment to the

Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: rbs citiZens, n.a.,

By
/s/ Peter M. Benham
Name: Peter M. Benham
Title: Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:
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